Exhibit 99.2

Capital One Ventures Enters into Agreement to Invest in Inspirato, Forging a New Strategic Partnership

Denver, August 8, 2023 – Inspirato Incorporated (“Inspirato”) (NASDAQ: ISPO), the innovative luxury travel subscription brand, today announced that it has entered into a definitive agreement for a new $25 million convertible note investment from Capital One Ventures. The capital is expected to provide broad operating flexibility to Inspirato as it continues to enhance the luxury travel experience it delivers for its members.

"Through strategic investing, we look to harness the potential of innovative companies that could integrate well with Capital One’s business and infrastructure,” said Nathan Krishnamurthy, partner, Capital One Ventures. “With its access to extraordinary properties around the world, a well-developed technology footprint, and white glove service capabilities, Inspirato offers a unique membership for luxury travelers.”

Inspirato members enjoy access to a portfolio of branded luxury vacation homes, accommodations at five-star hotel and resort partners, and custom travel experiences. Options span Europe’s best cities, chic American ski towns, exclusive Caribbean islands, African safaris, and tickets to iconic sporting and cultural events. Every Inspirato trip includes distinctive five-star personalized service, with pre-trip planning, expert local concierge, and housekeeping.

“Inspirato is an innovator in the travel space, providing unique offerings and extraordinary service to its members, and we are thrilled to partner with them,” said Jenn Scheurich, Vice President of Capital One Travel.

“Inspirato is focused on leveraging innovation to drive customer satisfaction and growth,” said Inspirato Co-Founder and CEO Brent Handler. “This investment enables us to set a global standard for luxury travel and continue enhancing our exceptional experiences to meet evolving consumer needs.”

Wachtell, Lipton, Rosen & Katz served as counsel for Capital One Ventures, and Morgan Stanley & Co. LLC served as financial advisor to Capital One Ventures. Wilson Sonsini Goodrich & Rosati served as counsel for Inspirato, and Moelis & Company served as financial advisor to Inspirato. The issuance of the convertible note is subject to certain closing conditions, including the entry into a commercial agreement between Inspirato and Capital One prior to the closing, and the receipt of Inspirato shareholder approvals

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of these securities (including the shares of Inspirato common stock, if any, into which the convertible notes will be convertible) and shall not constitute an offer, solicitation, or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “forecast,” “plan,” “intend,” “target,” or the negative of these words or other similar expressions that concern our expectations, strategy, priorities, plans, or intentions. Forward-looking statements in this press release include, but are not limited to, statements regarding our expectations relating to future operating results and financial position; guidance and growth prospects including those related to any new partnership with Capital One or our ability to consummate those agreements or any required shareholder vote; quotations of management; our expectations regarding the luxury travel market; anticipated future expenses and investments; business strategy and plans; market growth; market position; and potential market opportunities. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties, including changes in our plans or assumptions, that could cause actual results to differ materially from those projected. These risks include our inability to forecast our business due to our limited experience with our pricing models; the risk of downturns in the travel and hospitality industry; our ability to compete effectively in an increasingly competitive market; our ability to sustain and manage our growth; and current market, political, economic and business conditions and other risks detailed in our filings with the Securities and Exchange Commission (the “SEC”), including in our Quarterly Report on Form 10-Q that will be filed with the SEC by August 9, 2023, and subsequent filings with the SEC.

Past performance is not necessarily indicative of future results. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, forward-looking statements reflect our expectations, plans, or forecasts of future events and views as of the date of this press release. We anticipate that subsequent events and developments will cause our assessments to change. All information provided in this release is as of the date hereof, and we undertake no duty to update this information unless required by law. These forward-looking statements should not be relied upon as representing our assessment as of any date subsequent to the date of this press release.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this press release and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and such statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements.

About Inspirato

Inspirato (NASDAQ: ISPO) is a luxury travel subscription company that provides exclusive access to a managed and controlled portfolio of curated vacation options, delivered through an innovative model designed to ensure the service, certainty, and value that discerning customers demand. The Inspirato portfolio includes branded luxury vacation homes, accommodations at five-star hotel and resort partners, and custom travel experiences. For more information, visit www.inspirato.com and follow @inspirato on Instagram, Facebook, Twitter, and LinkedIn.

Additional Information and Where to Find It

Inspirato, its directors and certain executive officers are participants in the solicitation of proxies from stockholders in connection with a special meeting of stockholders to approve the issuance of the convertible notes and certain related amendments to Inspirato’s amended and restated certificate of incorporation (the “Special Meeting”). Inspirato plans to file a proxy statement (the “Special Meeting Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Special Meeting. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, will be included in the Special Meeting Proxy Statement and other relevant documents to be filed with the SEC in connection with the Special Meeting. Information relating to the foregoing can also be found in Inspirato’s definitive proxy statement for its 2023 Annual Meeting of Stockholders (the “2023 Proxy Statement”), which was filed with the SEC on April 6, 2023. To the extent that such participants’ holdings of Inspirato securities have changed since the amounts printed in the 2023 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Promptly after filing the definitive Special Meeting Proxy Statement with the SEC, Inspirato will mail the definitive Special Meeting Proxy Statement and related proxy card to each stockholder entitled to vote at the Special Meeting. STOCKHOLDERS ARE URGED TO READ THE SPECIAL MEETING PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT INSPIRATO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, the preliminary and definitive versions of the Special Meeting Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by Inspirato with the SEC in connection with the Special Meeting at the SEC’s website (http://www.sec.gov). Copies of Inspirato’s definitive Special Meeting Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by Inspirato with the SEC in connection with the Special Meeting will also be available, free of charge, at Inspirato’s investor relations website (https://investor.inspirato.com/) or by writing to Inspirato Incorporated, 1544 Wazee Street, Denver, Colorado 80202, Attention: Investor Relations.

Inspirato Contacts

Investor Relations:

ir@inspirato.com

Media Relations:

communications@inspirato.com

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